UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Persuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     April 26, 2004
                                                --------------------------------

                                      TODCO
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             (Exact name of registrant as specified in its charter)

Delaware                               1-31983               76-0544217
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(State or other jurisdiction           (Commission           (IRS Employer
         of incorporation)             File Number)          Identification No.)

2000 W. Sam Houston Parkway South, Suite 800, Houston, Texas      77042-3615
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     (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code   (713) 278-6000
                                                  ------------------------------

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          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------

(c)      Exhibits.

         Exhibit number             Description

99.1     Monthly Rig Status Report as of April 26, 2004
99.2     Press release issued by TODCO dated April 26, 2004


ITEM 9.  REGULATION FD DISCLOSURE
         ------------------------

         The Registrant hereby incorporates by reference into this Item 9 the monthly rig status report, as of April 26, 2004, of the Registrant attached as
Exhibit 99.1 which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

ITEM 12.  RESULTS OF OPERATION AND FINANCIAL CONDITION
          --------------------------------------------

         The Registrant hereby incorporates by reference into this Item 12 the press release issued by TODCO on April 26, 2004 with respect to its first quarter 2004 earnings. The press release is furnished as Exhibit 99.2. The information contained in this Item 12 is being furnished pursuant to General Instruction B.6. of Form 8-K and shall not be deemed to be filed.

         The registrant has presented EBITDA in the press release incorporated herein, which is a "non-GAAP" financial measure under Regulation G of the rules and regulations of the SEC. The components of EBITDA are computed by using amounts which are determined in accordance with GAAP. As part of the press release information the registrant has provided a reconciliation of EBITDA to net loss from continuing operations which is the nearest comparable GAAP financial measure. However, because EBITDA is not based on any standardized methodology prescribed by GAAP, it is not necessarily comparable to similar measures presented by other companies. The registrant included EBITDA in the press release because it believes EBITDA provides investors additional information to assist them in assessing the registrant's business and performance in comparison to other industry participants.

         Statements in this report that contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, include, but are not limited to, statements regarding the current term, start and end dates and comments concerning future contracts and availability and other aspects of the Registrant's drilling rigs. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Registrant's overall business and financial performance can be found in the Registrant's reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts or projects earlier than expected, operating hazards, general economic and business conditions, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the registrant's control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Registrant undertakes no obligation to publicly update or revise any forward-looking statement.

                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TODCO


                                             By:      /s/  T. Scott O'Keefe
                                                      --------------------------
                                                      T. Scott O'Keefe
                                                      Senior Vice President &
                                                      Chief Financial Officer



Dated:   April 26, 2004

                                  EXHIBIT INDEX


Exhibit number          Description
--------------          -----------
99.1                    Monthly Rig Status Report as of April 26, 2004
99.2                    Press release issued by TODCO dated April 26, 2004